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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements and in the related prospectuses of ANTEC Corporation listed below of our report dated February 7, 2001, with respect to the consolidated financial statements and schedule of ANTEC Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 2000:

         Registration Statement No. 333-58437 on Form S-3 ($115,000,000 4 1/2% Convertible Subordinated Notes and Common Stock)

         Registration Statement No. 33-71384 on Form S-8 (Amended and Restated Employee Stock Incentive Plan)

         Registration Statement No. 3371386 on Form S-8 (ANTEC Corporation Director Stock Option Plan)

         Registration Statement No. 3371388 on Form S-8 (ANTEC Corporation Employee Stock Purchase Plan)

         Registration Statement No. 3389704 on Form S-8 (ANTEC/Keptel Exchange Options)

         Registration Statement No. 333-11921 on Form S-8 (ESP Stock Plan)

         Registration Statement No. 333-12131 on Form S-8 (ANTEC Corporation Amended and Restated Employee Stock Incentive Plan)

         Registration Statement No. 333-19129 on Form S-8 (TSX Corporation 1996 Second Amended and Restated Long-Term Incentive Compensation Program; TSX Corporation 1993 Amended and Restated Directors Stock Option Plan, As Amended; TSX Corporation 1994 W.H. Lambert Stock Option Agreement)

         Registration Statement No. 333-90559 on Form S-8 (Amended and Restated Employee Stock Purchase Plan)

         Registration Statement No. 333-90561 on Form S-8 (ANTEC Corporation 1997 Stock Incentive Plan)

         Registration Statement No. 333-48666 on Form S-8 (ANTEC Corporation Employee Savings Plan, as amended March 30, 2000)

         Registration Statement No. 333-37032 on Form S-8 (ANTEC Corporation 2000 Mid-Level Stock Option Plan)

         Registration Statement No. 333-37030 on Form S-8 (ANTEC Corporation 2000 Stock Incentive Plan)

                                                    /s/ ERNST & YOUNG LLP

Atlanta, Georgia
March 29, 2001